UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 20, 2005


                        Selective Insurance Group, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey                   0-8641                 22-2168890
           ----------                   ------                 ----------
  (State or other jurisdiction       (Commission            (I.R.S. Employer
        of incorporation)            File Number)          Identification No.)


        40 Wantage Avenue, Branchville, New Jersey           07890
        ------------------------------------------           -----
        (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (973) 948-3000


                                      n/a
                                      ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

         On May 19, 2005, the Board of Directors of Selective Insurance Group, Inc. (the "Company") approved a form of indemnification agreement which is expected to be entered into between the Company and each of its directors and executive officers.

         In general, the form of indemnification agreement provides that the Company will indemnify each indemnitee against expenses, judgments, fines, and amounts paid in settlement incurred by indemnitee because of claims made against him or her in connection with any threatened, pending or completed action, suit, or proceeding because (i) the indemnitee is or was a director, officer, employee or agent of the Company or any of its subsidiaries or (ii) indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. In addition, the form of indemnification agreement provides for the advancement of expenses incurred by the indemnitee in connection with the investigation, defense, settlement, or appeal of proceedings covered by the agreement, provided that such indemnitee shall repay such amounts if it is ultimately determined that the indemnitee is not entitled to be indemnified by the Company under the agreement.

         The foregoing description of the form of indemnification agreement is qualified in its entirety by reference to the copy of the form of the indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

         10.1 Form of Indemnification Agreement between the Company and each of its directors and executive officers, as adopted on May 19, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SELECTIVE INSURANCE GROUP, INC.
                                    (Registrant)


Date:  May 20, 2005                 By: /s/ Michele N. Schumacher
                                        ---------------------------------------
                                        Name:  Michele N. Schumacher, Esq.
                                        Title: Vice President, Assistant
                                               General Counsel & Chief
                                               Compliance Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.1 Form of Indemnification Agreement between the Company and each of its directors and executive officers, as adopted on May 19, 2005.